UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 30, 2013

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA		92111
(Address of principal executive offices)		(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2013 Annual General Meeting of Stockholders of REVA Medical, Inc. (the “Company”) held on May 30, 2013 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 29, 2013 U.S. Pacific Daylight Time). The stockholders considered 12 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2013 (the “Proxy Statement”). Of the 33,172,203 shares of the Company’s common stock outstanding as of the record date, 22,296,102 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.	Election of Directors – The stockholders elected two Class III directors to hold office until the 2016 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes
James J. Schiro	22,291,257	4,845	—
Robert B. Stockman	22,291,257	4,845	—

The following individuals are continuing directors with terms expiring upon the 2014 Annual General Meeting of Stockholders: Brian H. Dovey and Anne Keating.

The following individuals are continuing directors with terms expiring upon the 2015 Annual General Meeting of Stockholders: Gordon E. Nye and Robert Thomas.

2.	Ratification of Independent Registered Public Accounting Firm – The stockholders ratified the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
22,295,802	300	—	—

3.	Grant of Stock Options – The stockholders approved the grant of 15,000 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,781,723	514,378	—	1

4.	Grant of Stock Options – The stockholders approved the grant of 15,000 options to Anne Keating for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,781,723	514,378	—	1

5.	Grant of Stock Options – The stockholders approved the grant of 15,000 options to Gordon E. Nye for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,542,174	753,927	—	1

6.	Grant of Stock Options – The stockholders approved the grant of 15,000 options to James J. Schiro for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,542,174	753,927	—	1

7.	Grant of Stock Options – The stockholders approved the grant of 15,000 options to Robert Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,781,723	514,378	—	1

8.	Grant of Stock Options – The stockholders approved the grant of 150,000 options to Robert B. Stockman for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,514,674	781,427	—	1

9.	Award of Restricted Stock – The stockholders approved the award of 47,500 shares of restricted common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
21,513,174	782,927	—	1

10.	Approval of the Issuance of Equity Securities – The stockholders approved the issuance of equity securities of up to an additional 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement, which will allow the Company to issue an aggregate of up to 25% of its issued capital without seeking stockholder approval at any time within one year of May 30, 2013, by the following votes:

For	Against	Abstain	Broker Non-Votes
21,773,660	522,441	—	1

11.	Approval of the Company’s 2010 Equity Incentive Plan – The stockholders approved the issuance and transfer of securities under the Company’s 2010 Equity Incentive Plan (the “Plan”) on the terms and conditions set forth in the Proxy Statement, which will provide that the issue or transfer of securities under the Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1, by the following votes:

For	Against	Abstain	Broker Non-Votes
21,783,723	512,378	—	1

12.	Approval of Executive Compensation – The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
22,242,484	13,733	—	39,885

No other items were presented for stockholder approval at the 2013 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 31, 2013	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)